

B | RILEY Financial

September 2018

Safe Harbor Statement

FORWARD LOOKING STATEMENTS

Statements in this presentation that are not descriptions of historical facts are forward-looking statements that are based on management's current expectations and assumptions and are subject to risks and uncertainties. If such risks or uncertainties materialize or such assumptions prove incorrect, our business, operating results, financial condition and stock price could be materially negatively affected. In some cases, you can identify forward-looking statements by terminology including "anticipates," "believes," "can," "continue," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "should," "will," "would" or the negative of these terms or other comparable terminology. You should not place undue reliance on such forward-looking statements, which are based on the information currently available to us and speak only as of the date of this presentation. Such forward looking statements include, but are not limited to, expressed or implied statements regarding future financial performance and future dividends, the effects of our business model, the effects of our balance sheet on our ability to pursue business opportunities, the effects and anticipated benefits of our completed and pending acquisitions and related actions, expectations regarding future transactions and the financial impact, size and consistency of returns and timing thereof, expectations regarding market dynamics, as well as statements regarding the effect of investments in our business segments. Because these forward-looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward-looking statements. Risk factors that could cause actual results to differ from those contained in the forward-looking statements include but are not limited to risks related to: volatility in our revenues and results of operations; changing conditions in the financial markets; our ability to generate sufficient revenues to achieve and maintain profitability; the short term nature of our engagements; the accuracy of our estimates and valuations of inventory or assets in "guarantee" based engagements; competition in the asset management business; potential losses related to our auction or liquidation engagements; our dependence on communications, information and other systems and third parties; potential losses related to purchase transactions in our auctions and liquidations business; the potential loss of financial institution clients; potential losses from or illiquidity of our proprietary investments; changing economic and market conditions; potential liability and harm to our reputation if we were to provide an inaccurate appraisal or valuation; potential mark-downs in inventory in connection with purchase transactions; failure to successfully compete in any of our segments; loss of key personnel; our ability to borrow under our credit facilities as necessary; failure to comply with the terms of our credit agreements; our ability to meet future capital requirements; our ability to realize the benefits of our completed and proposed acquisitions, including our ability to achieve anticipated opportunities and operating cost savings, and accretion to reported earnings estimated to result from completed and proposed acquisitions in the time frame expected by management or at all; the possibility that our proposed acquisition of magicJack VocalTec Ltd. ("magicJack") does not close when expected or at all; our ability to promptly and effectively integrate our business with that of magicJack if such transaction closes; the reaction to the magicJack acquisition of our and magicJack's customers, employees and counterparties; the diversion of management time on acquisition-related issues; and those risks described from time to time in B. Riley Financial, Inc.'s filings with the SEC, including, without limitation, the risks described in B. Riley Financial, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2017 under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Additional information is also set forth in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. All information is current as of the date this presentation is issued, and B. Riley Financial, Inc. undertakes no duty to update this information.

We have filed a registration statement (including a prospectus) with the SEC for the offering to which this presentation relates. Before you invest in such offering, you should read the prospectus in that registration statement, the prospectus supplement for the offering and other documents we have filed with the SEC for more complete information about us and the offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, we will arrange to send you the prospectus if you request it by calling 1-888-295-0155. In particular, you should review the preliminary prospectus supplement that we have prepared in connection with the offering and the financial information included or incorporated by reference therein before you invest.

Table of Contents

I. Transaction Summary & Credit Metrics

Transaction Summary

Issuer	B. Riley Financial, Inc.
Security	Senior Unsecured Notes
Proposed Ticker / Exchange	RILYI / NASDAQ
Offering Size	$50,000,000 (1)
Notes Offered	2,000,000 (1)
Overallotment Option	15%
Par Value	$25.00
Coupon	6.875% - 7.000% (1)
Maturity	5 Years
Call Feature	The notes may be called at any time at our option (i) on or after September 30, 2020 and prior to September 30, 2021, at a price equal to $25.50 per note, (ii) on or after September 30, 2021 and prior to September 30, 2022, at a price equal to $25.25 per note, and (iii) on or after September 30, 2022 and prior to maturity, at a price equal to 100% of their principal amount, and in each case, plus accrued and unpaid interest to, but excluding, the date of redemption
Use of Proceeds	Net proceeds from this offering will be used for general corporate purposes
Expected Pricing Date	9/6/18
Bookrunning Managers	B. Riley FBR, Janney Montgomery Scott, Ladenburg Thalmann, Incapital
Co-Managers	Wedbush Securities, William Blair, Tribal Capital Markets

(1) *Actual offering size and pricing may differ materially from the figures shown; offering size and pricing to be determined by negotiations between the Company and the underwriters.*

Credit Metrics

Pro Forma Credit Statistics 6/30/18			
($ in millions)	B. Riley Financial	Pro Forma Adjustments [1]	Pro Forma Total [1][2]
Cash and Cash Equivalents	**$191.3**	**$48.1**	**$239.4**
Net Securities and Other Investments Owned, at Fair Value [3]	143.0	-	143.0
Restricted Cash	0.5	-	0.5
Due from Clearing Brokers	35.2	-	35.2
Advances against Customer Contracts (Investment)	200.0	-	200.0
Total Cash, Net Securities, and Other	570.0	48.1	618.1
Senior Notes Payable - Bonds	333.8	50.0	383.8
Short-term Special Purpose Debt [4]	155.4	-	155.4
Other Notes Payable	1.9	-	1.9
Total Debt	491.1	50.0	541.1
Cash, Net Securities, and Other, Net of Debt	**$78.9**	**($1.9)**	**$77.0**
LTM 6/30/2018 Revenue	$423.9	-	$423.9
LTM 6/30/2018 Adjusted EBITDA [5]	**94.6**	**-**	**94.6**
LTM 6/30/2018 Interest Expense [6]	20.3	3.5	23.8
Total Debt / LTM Adj. EBITDA [5]	**5.2x**	**N/A**	**5.7x**
Net Debt / LTM Adj. EBITDA [5]	**(0.8x)**	**N/A**	**(0.8x)**
LTM Adj. EBITDA / LTM Interest Expense [5][6]	**4.7x**	**N/A**	**4.0x**

(1) Includes impact of proposed $50.0M senior unsecured note offering. Actual offering size, pricing, and fees incurred may differ materially from the figures shown; offering size and pricing to be determined by negotiations between the Company and the underwriters.
(2) The pro forma financial information does not reflect any other changes subsequent to June 30, 2018, and it specifically excludes (i) the completion of the magicJack acquisition and (ii) approximately $23M of incremental sales of senior notes under our at the market sale program.
(3) Includes approximately $160.5M in securities and other investments owned minus $17.6M in securities sold not yet purchased.
(4) Short-term special purpose debt related to a retail liquidation; includes approximately $105.0M in asset based credit facility and $50.4M in notes payable.
(5) For a definition of Adjusted EBITDA and a reconciliation to GAAP financial measures, please see the Appendix.
(6) Pro forma adjustment to interest expense related to proposed note offering is calculated using a coupon rate of 7.000%.

II. B. Riley Financial at a Glance

B. Riley Financial (NASDAQ: RILY) At a Glance

- Diversified provider of financial and business advisory services
- Invests in and acquires companies with attractive return profiles
- Strong balance sheet with significant cash and securities balances
- Primary business divisions include:
  - **B. Riley FBR:** investment bank and brokerage
  - **GlassRatner:** specialty financial advisory consulting
  - **Great American:** asset disposition and appraisal
  - **B. Riley Wealth:** full-service wealth management
  - **B. Riley Capital Management**
    - **B. Riley Asset Mgmt:** asset and fund management
    - **GA Capital Partners:** direct lending
  - **B. Riley Principal Investments**
- Headquartered in Los Angeles with 900+ colleagues [(2)] and offices in major U.S. markets including New York, Atlanta, Boston, Chicago, DC metro, Dallas, Memphis, Miami, Houston, San Francisco, as well as in Germany and Australia

Operating Companies

B RILEY FBR
GREAT AMERICAN GROUP
GREAT AMERICAN CAPITAL PARTNERS
GLASSRATNER
B RILEY Wealth Management
B RILEY Capital Management
B RILEY Asset Management
B RILEY Principal Investments

Gross Revenue Mix [(1)]



Principal Investments 11%
Valuation & Appraisal 8%
Auction & Liquidation 13%
Capital Markets 68%

(1) Based on 6/30/18 LTM results. Excludes Wunderlich Investment Company, Inc. results prior to 7/3/17.
(2) As of 8/1/18.

Key Statistics

Balance Sheet Summary [1]	
Cash & Cash Equivalents	***$191.3M***
Marketable Securities, net [2]	*$143.0M*
Restricted Cash & Other [3]	*$235.7M*
Total Cash, Net Securities, and Other [2][3]	***$570.0M***
Senior & Other Notes Payable	*$335.7M*
Short-term Special Purpose Debt [4]	*$155.4M*
Total Debt	***$491.1M***

Trading Data	
Stock Price, at 9/5/18	***$23.00***
52 Week High/Low	*$23.70/$15.75*
Shares Outstanding [1]	*26.1M*
Public Float, est. [1]	*75.8%*
Inst. Holdings [5]	*47.2%*
Insider Holdings [1]	***24.2%***

Financial Highlights [6]	
Revenues	***$423.9M***
Adj. EBITDA [7]	*$94.6M*

Valuation Measures	
Market Cap	***$599.6M***
Enterprise Value [8]	*$520.7M*
EV/Revenue [6][8]	*1.2x*
EV/Adj. EBITDA [6][7][8]	*5.5x*

Adjusted EBITDA [7][9]



$48.9M
$69.8M
$94.6M
FY 2016
FY 2017
6/30/18 LTM

Revenues [9]



$190.4M
$322.2M
$423.9M
FY 2016
FY 2017
6/30/18 LTM

(1) *As of 6/30/18.*
(2) *Includes approximately $160.5M in securities and other investments owned net of $17.6M in securities sold not yet purchased.*
(3) *Includes approximately $0.5M in restricted cash, $35.2M in due from clearing brokers, and $200.0M in advances against customer contracts.*
(4) *Short-term special purpose debt related to a retail liquidation; includes approximately $105.0M in asset based credit facility and $50.4M in notes payable.*
(5) *Source: NASDAQ as of 9/5/18.*
(6) *Revenue and Adjusted EBITDA based on 6/30/18 LTM results.*
(7) *For a definition of Adjusted EBITDA and a reconciliation to GAAP financial measures, please see the Appendix.*
(8) *Enterprise value is defined as market capitalization, less cash and cash equivalents, restricted cash, amounts due from clearing brokers, advances against customer contracts, and the net amount of securities and other investments owned and securities sold not purchased, plus asset based credit facility, notes payable, and senior notes payable.*
(9) *Excludes FBR & Co. results prior to 6/1/17 and Wunderlich Investment Company, Inc. results prior to 7/3/17.*

Company History and Major Growth Milestones

Meaningful value created; translated into earnings growth

1997
Bryant Riley formed **B. Riley & Co.**
Boutique stock-picking and research firm serving small caps in Southern CA

2004
Acquired **Friend & Co.**
Expands into investment banking, corporate finance

2012
Acquired **Caris & Co.**
Enhanced equity research and institutional sales division

2014
Merged with publicly-traded **Great American Group**
Diversified financial advisory offering, adding asset disposition and appraisal business

2015
RILY listed on NASDAQ
Acquired **MK Capital Advisors**
Launched **GA Capital Partners** for non-traditional debt lending

2016
Acquired **United Online**
Established **Principal Investments** platform

2017
Acquired **FBR & Co.**
Acquired **Wunderlich Securities**
Merged broker-dealers forming **B. Riley FBR**

2018
Acquired **GlassRatner**
Anticipated close of Principal Investments **magicJack** acquisition

B. Riley Financial has developed a diverse platform of businesses capable of delivering collaborative solutions to its clients.

III. Segments Overview

Capital Markets Segment

B | RILEY FBR

B. Riley FBR is a leading full-service investment bank and brokerage; specializes in capital raising for small and mid-cap companies

- Offers corporate finance, M&A, capital raising, bankruptcy and restructuring services, equity research, sales and trading
- Quality research platform; leading equity offering franchise
  - 75+ investment banking professionals
  - 25+ well regarded, highly experienced analysts
  - 110+ sales & trading professionals
- Deep sector expertise, buyer-seller relationships; broad distribution
  - Coverage universe of 500+ companies
  - Market-maker in 550+ equity securities (2)
  - Covers 1,100+ institutional investors (3)

Research Analyst Rankings
Leader in Small & Mid-Cap Coverage

# 2 Top Earnings Estimator	# 2 Top Wall Street Analysts	# 3 Top Stock Pickers
Thomson Reuters Starmine Awards 2018	*TipRanks Top Analysts for 2017*	*Thomson Reuters Starmine Awards 2018*

League Table Ranking
Leader in 144A Equity Offerings (1)

Rank	Book-runner	$MM	No.	% Share
1	**B. Riley FBR**	**$8,824.9**	**28**	**63%**
2	Deutsche Bank	$1,140.0	2	8%
3	Macquarie Group	$369.7	5	3%
4	GMP Securities LP	$345.6	10	2%
5	Astrup Fearnley AS	$302.9	3	2%
6	BMO Capital Markets	$269.8	3	2%
7	Pareto Securities	$260.6	4	2%
8	Canaccord Genuity	$259.3	5	2%
9	DNB Markets	$244.1	3	2%
10	Peters & Co Ltd	$234.2	4	2%

Combination of B. Riley FBR has created a strong research-driven brokerage provider, servicing clients in the small and mid-cap marketplace.

(1) Dealogic, 144A Equity Offerings since 2007 to June 30, 2018.
(2) As of 8/6/18.
(3) As of April 2018.

B. Riley Wealth Management is an RIA and private wealth management business advising on over $9 billion in assets

- Completed rebrand of Wunderlich to B. Riley Wealth Management in July 2018
- Provides retirement planning, financial strategies, investment advisory, annuities and life insurance, separate account management, and corporate retirement plan advisory services
- Offers significant assets under administration and broad distribution to retail investors
- Financial advisors benefit from access to B. Riley FBR's capital markets services, investment banking resources, and proprietary equity research
- Office locations in 13 states across the U.S.

B. Riley Private Wealth Management Services
Investment Management
Education Planning
Retirement Planning
Trust Coordination

Key Statistics [1]	
Assets under Administration	~$9.3 billion
Active Client Accounts	34,000+
B. Riley Wealth Financial Advisors	180+
Office Locations	20+

(1) As of 6/30/18.

Capital Markets Segment (cont.)

Great American Capital Partners (Direct Lending) & B. Riley Asset Management (Mutual Funds)

Great American Capital Partners manages direct lending funds with ability to invest $700M+ in capital

- Focused on providing financing to asset-rich companies seeking capital in addition to traditional debt
- Underwriting analysis based upon net recovery from liquidation of assets
- Leverages Great American Group's deep experience in liquidation values and asset appraisals across industries

B. Riley Asset Management offers proprietary investment products and tailored solutions to institutional and high net worth investors

- Mutual fund products based on the "top picks" of B. Riley FBR's seasoned equity research analysts
- Benefits from enhanced distribution through large network of high net-worth, family office and traditional accounts

B. Riley's unique collection of businesses provide opportunity and insight for its fund management businesses.

Capital Markets Segment (cont.)

GLASSRATNER
a B. Riley Financial company

GlassRatner is a leading specialty financial advisory business consulting firm

- Advises companies, shareholders, creditors, and investors on complex business issues and critical Board level agenda items
- Headquartered in Atlanta with 13 offices nationwide
- 90 professionals
- Became a wholly-owned subsidiary of B. Riley Financial in July 2018

GlassRatner Services
Bankruptcy and Restructuring Advisory
Forensic Accounting and Litigation Support
Corporate Finance and Valuation
Real Estate Advisory Services

2018 Highlighted Awards & Accolades

THE NATIONAL LAW JOURNAL BEST OF 2018

CORPORATE COUNSEL

- Best Forensic Accounting Provider
- Best Litigation Valuation Provider
- Best End to End Litigation Consulting Firm
- Best Expert Witness Provider

THE M&A ATLAS AWARDS

- Valuation Service Provider of the Year
- Refinancing Deal of the Year

GlassRatner suite of services enhances B. Riley's existing businesses, including Investment Banking, Asset Appraisal, Liquidation and Asset Disposition, and Direct Lending.

Auction & Liquidation Segment

GREAT AMERICAN GROUP

Great American Group's liquidation business benefits from retail industry headwinds and shift in consumer shopping trends

Great American Group is a leading retail asset disposition and valuation appraisal firm

- Highly-specialized in large-scale liquidations and store closings
- Fundamental shifts towards online shopping continue to place pressure on traditional brick-and-mortar retailers
- Deep retail expertise offers competitive advantage with multiple points of entry to engagement
- Uniquely qualified; leverages cross-platform valuation and real estate expertise to offer single-source solution to clients
- Global network of resources in Europe, Canada, and Australia
- Highly profitable despite cyclical nature of project-based segment revenue

Illustrative Clients

BON-TON
Toys R Us
bebe
TARGET
macy's
Circuit City
BORDERS Group
AÉROPOSTALE
Masters Home Improvement

Liquidated assets of over
$10 billion
in aggregate value since 2013

Completed
6,500+
store closings since 2013

Appraisal & Valuation Segment

GREAT AMERICAN GROUP

Great American Group provides valuation appraisals of assets collateralizing asset based loans

Great American Group possesses one of the largest appraisal practices in the U.S.

- Primary clients include large ABL financial institutions, non-bank lenders, direct-lending hedge funds, and private equity firms
- Engages in appraisals of retail inventory, machinery & equipment, corporate valuation, and intellectual property
- 80%+ recurring business among financial institution clients
- Provides opportunities and expertise for Direct Lending fund
- Approx. 1,300+ appraisals completed annually

Appraised assets in excess of
$180 billion
since 2016

Illustrative Clients

Wells Fargo
Bank of America
Goldman Sachs
citibank
JPMorganChase
usbank
Mattel
Office Depot
Levi's
Chesapeake Energy
Winn-Dixie
Dole
crocs

Annual Completed Appraisals



~1,275
~1,275
~1,350
~1,375
FY 2015
FY 2016
FY 2017
6/30/18 LTM

Principal Investments Segment

B. Riley Principal Investments invests in companies with strong cash-flow profiles with potential to generate attractive returns

UNITED ONLINE bebe magicJack

- Operationally-focused, control equity investments which leverage B. Riley Financial's expertise and resources
- Acquired **United Online** in July 2016
  - Internet access subscription and online advertising produce high gross margins; predictable subscriber attrition
  - Low overhead from successful execution of cost synergies; highly profitable business generating significant cash flows
- Acquired approximately 30% of **bebe** stores in January 2018
  - Assisted in bebe's transformation into online-only retailer; streamlined operations to achieve significant cost savings
  - Bebe's net operating losses provide opportunity to develop a platform to generate attractive investment yields
- Pending completion of **magicJack VocalTec** acquisition
  - Offers potential operational synergies with United Online; closing is subject to the receipt of regulatory approval

IV. Financial Overview

Financial Highlights

Historical Financial Results for B. Riley Financial

B. Riley Financial Condensed Consolidated Statements of Income [(1)]

(000's)	FY 2016	FY 2017	6/30/18 LTM	Q3 2017	Q4 2017	Q1 2018	Q2 2018
Total Revenues	$190,351	$322,176	$423,882	$92,426	$110,177	$95,778	$125,501
Operating Income	48,725	28,844	54,653	1,356	14,217	10,602	28,478
Net Income (Loss)	**$21,526**	**$11,556**	**$15,755**	**$368**	**($6,113)**	**$4,503**	**$16,997**

Other Financial Measures [(1)]

(000's)	FY 2016	FY 2017	6/30/18 LTM	Q3 2017	Q4 2017	Q1 2018	Q2 2018
Adjusted EBITDA [(2)]	**$48,903**	**$69,783**	**$94,585**	**$15,760**	**$21,397**	**$16,057**	**$41,371**
Adjusted Net Income [(3)]	**$27,707**	**$38,514**	**$53,624**	**$10,373**	**$11,628**	**$8,840**	**$22,783**

(1) Excludes FBR & Co. results prior to 6/1/17 and Wunderlich Investment Company, Inc. results prior to 7/3/17.
(2) For a definition of Adjusted EBITDA and a reconciliation to GAAP financial measures, please see the Appendix.
(3) For a definition of Adjusted Net Income and a reconciliation to GAAP financial measures, please see the Appendix.

Financial Highlights

Historical Financial Results for B. Riley Financial

Select Balance Sheet Items		
(000's)	12/31/2017	6/30/2018
Cash and Cash Equivalents	$132,823	$191,274
Restricted Cash	19,711	467
Due from Clearing Brokers	31,479	35,242
Securities and Other Investments Owned, at Fair Value	145,360	160,540
Advances Against Customer Contracts	5,208	200,036
Securities Sold Not Yet Purchased	28,291	17,583
Due to Partners	1,578	7,398
Asset Based Credit Facility	-	105,004
Notes Payable	2,243	52,286
Senior Notes Payable	203,621	333,768
Total B. Riley Financial, Inc. Stockholders' Equity	$266,030	$263,422

V. Appendix

Financial Highlights

Historical Financial Results for B. Riley Financial

B. Riley Financial Segment Income

(000's)	FY 2016	FY 2017	6/30/18 LTM	Q3 2017	Q4 2017	Q1 2018	Q2 2018
Revenues:							
Capital Markets [(1)]	$39,335	$189,723	$286,220	$63,679	$84,427	$60,329	$77,785
Auction and Liquidation	87,746	47,379	53,929	7,377	4,199	15,517	26,836
Valuation and Appraisal	31,749	33,331	35,554	9,043	8,532	8,520	9,459
Principal Investments - UOL	31,521	51,743	48,179	12,327	13,019	11,412	11,421
Total Revenue	**190,351**	**322,176**	**423,882**	**92,426**	**110,177**	**95,778**	**125,501**
Segment Operating Income (Loss):							
Capital Markets [(1)]	6,091	15,931	25,853	(184)	14,315	(297)	12,019
Auction and Liquidation	41,100	11,186	26,486	2,022	67	8,051	16,346
Valuation and Appraisal	8,881	9,713	10,235	2,969	2,470	1,928	2,868
Principal Investments – UOL	9,215	19,503	19,824	4,944	5,282	4,857	4,741
Total Segment Income	**65,287**	**56,333**	**82,398**	**9,751**	**22,134**	**14,539**	**35,974**
Corporate Expenses	(16,562)	(27,489)	(27,745)	(8,395)	(7,917)	(3,937)	(7,496)
Adjusted EBITDA [(2)]	**$48,903**	**$69,783**	**$94,585**	**$15,760**	**$21,397**	**$16,057**	**$41,371**

(1) Excludes FBR & Co. results prior to 6/1/17 and Wunderlich Investment Company, Inc. results prior to 7/3/17.
(2) Adjusted EBITDA: earnings before interest expense, interest income, provision for or benefit from income taxes, depreciation and amortization, share-based payments, fair value adjustments, insurance settlement recovery, transactions-related costs, and restructuring costs.

Non-GAAP Financial Measures

Historical Financial Results for B. Riley Financial

B. Riley Financial Adjusted EBITDA Reconciliation [1]

(000's)	FY 2016	FY 2017	6/30/18 LTM	Q3 2017	Q4 2017	Q1 2018	Q2 2018
Net Income (Loss)	$21,526	$11,556	$15,755	$368	($6,113)	$4,503	$16,997
Provision for (Benefit from) Income Taxes	14,321	8,510	21,272	(1,357)	16,263	989	5,377
Interest Expense, net	1,678	7,962	19,851	2,434	3,125	4,099	10,193
Depreciation and Amortization	4,306	11,140	13,520	3,416	3,434	3,337	3,333
Share-based Compensation and Fair Value Adjustment [2]	3,567	16,950	13,421	5,523	2,662	2,558	2,678
Transaction-Related Costs	1,236	7,291	3,161	480	1,136	354	1,191
Restructuring Costs and Other [3]	2,269	6,374	7,605	4,896	890	217	1,602
Total Adjustments	27,377	58,227	78,830	15,392	27,510	11,554	24,374
Adjusted EBITDA	**$48,903**	**$69,783**	**$94,585**	**$15,760**	**$21,397**	**$16,057**	**$41,371**

(1) Excludes FBR & Co. results prior to 6/1/17 and Wunderlich Investment Company, Inc. results prior to 7/3/17.
(2) Q2 2017 includes approximately $6.3M fair value adjustment, Q3 2017 includes $2.8M fair value adjustment, and FY 2017 includes $9.0M fair value adjustment.
(3) In addition to restructuring costs, FY 2016 includes approximately $1.6M insurance settlement recovery, and FY 2017 include $6.0M insurance settlement recovery.

Non-GAAP Financial Measures

Historical Financial Results for B. Riley Financial

B. Riley Financial Adjusted Net Income Reconciliation (1)

(000's)	FY 2016	FY 2017	6/30/18 LTM	Q3 2017	Q4 2017	Q1 2018	Q2 2018
Net Income (Loss)	$21,526	$11,556	$15,755	$368	($6,113)	$4,503	$16,997
Amortization of Intangible Assets	3,254	7,422	8,652	2,172	2,174	2,160	2,146
Share-based Compensation and Fair Value Adjustment (2)	3,567	16,950	13,421	5,523	2,662	2,558	2,678
Transaction-Related Costs	1,236	7,291	3,161	480	1,136	354	1,191
Restructuring Costs and Other (3)	2,269	6,374	7,605	4,896	890	217	1,602
Income Tax Effect of Adjusting Entries	(4,145)	(15,741)	(8,021)	(3,066)	(2,172)	(952)	(1,831)
Tax Benefit from Tax Election to Treat Acquisition of UOL as a Taxable Business Combination	-	(8,389)	-	-	-	-	-
Tax Expense from New Tax Legislation Change - Reduction in Federal Rate from 35% to 21%	-	13,051	13,051	-	13,051	-	-
Total Adjustments	6,181	26,958	37,869	10,005	17,741	4,337	5,786
Adjusted Net Income	**$27,707**	**$38,514**	**$53,624**	**$10,373**	**$11,628**	**$8,840**	**$22,783**

(1) Excludes FBR & Co. results prior to 6/1/17 and Wunderlich Investment Company, Inc. results prior to 7/3/17.
(2) Q2 2017 includes approximately $6.3M fair value adjustment, Q3 2017 includes $2.8M fair value adjustment, and FY 2017 includes $9.0M fair value adjustment.
(3) In addition to restructuring costs, FY 2016 includes approximately $1.6M insurance settlement recovery, and FY 2017 include $6.0M insurance settlement recovery.

Contact Us

Headquarters

11100 Santa Monica Blvd. Suite 800

Los Angeles, CA 90025

P (310) 966-1444 | F (310) 966-1448

Investor Contact

Investor Relations

E ir@brileyfin.com

P (310) 966-1444

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Jo Anne McCusker

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P (646) 885-5425

B | RILEY Financial



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